Exhibit 10.37

                                    AMENDMENT NO. 4 dated as of February 18,
                                    2003 to the Credit, Security, Guaranty and
                                    Pledge Agreement dated as of June 20, 2000, as amended, among First Look Media, Inc. (formerly known as Overseas Filmgroup, Inc.) (the "Borrower"), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent (in its capacity as such, the "Administrative Agent") and as Issuing Bank (in its capacity as such, the "Issuing Bank") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").


                             INTRODUCTORY STATEMENT
                             ----------------------

     The Lenders and the Administrative Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) The definition "Borrowing Base" in Article 1 of the Credit Agreement is hereby amended as follows:

          (1) Clause (c) is amended in its entirety to read as follows:

               "(c) the  following  amount  determined  in  accordance  with the appropriate reference period:

                         July 1, 2002 to        The lesser of (i) $11,000,000 or
                         March 31, 2003         (ii) 50% of the Library Credit

                         April 1, 2003 to       The lesser of (i) $10,000,000 or
                         June 30, 2003          (ii) 45% of the Library Credit

                         July 1, 2003 to        The lesser of (i) $9,000,000 or
                         September 30, 2003     (ii) 40% of the Library Credit

                         October 1, 2003 to     The lesser of (i) $8,000,000 or
                         the Commitment         (ii) 35% of the Library Credit
                         Termination Date
               provided, that in no event shall the value of the Library Credit for purposes of determining Borrowing Base exceed $22,662,262; plus"

     (B) The definition of "Library Credit" in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               ""Library Credit" shall mean $22,662,262, as of July 1, 2002, which amount represents the value of Completed but unsold Product and which amount shall be (i) decreased as a result of (a) the sale of such Completed but unsold Product by the amount previously included in the value of Completed but unsold Product and (b) the reduction resulting from any adjustment in ultimates used in determining the value of Completed but unsold Product so that the ultimates are reflective of management's then current assessment of the value of such ultimates and so that such ultimates are consistent with ultimates used for financial reporting purposes and/or (ii) increased as a result of the acquisition or production of additional Completed but unsold Product by the respective actual acquisition or production cost, marketing and distribution costs and fees attributable to such item of Product based upon Borrower's ultimates relating to such item of Product; the value of the Completed but unsold Product may be redetermined once every twelve (12) months, at the request of the Administrative Agent, by an independent consultant selected by the Administrative Agent in its reasonable discretion to an amount equal to the net present value of unsold rights without double-counting for any item of value otherwise included in the Borrowing Base and will be subject to periodic downward adjustments by the Borrower to reflect a decrease in market value indicated by subsequent sales.

     (C) The definition of "Unsold Major Foreign Territory" in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               ""Unsold Major Foreign Territory" shall mean each of (i) Australia/New Zealand, (ii) Benelux, (iii) France, (iv) Germany, (v) Italy, (vi) Japan, (vii) Scandinavia, (viii) Spain, (ix) United Kingdom, and (x) all other foreign territories in the aggregate, to the extent no part of such territory has not been presold."

     (D) The definition of "Unsold Territory Credit" in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               ""Unsold Territory Credit" shall mean with respect to each item of Product being funded hereunder, an amount equal to 50% of the aggregate amount, determined on a territory-by-territory basis for each Unsold Major Foreign Territory, of the lesser of (x) the Borrower's good faith estimates of the minimum guarantee to be obtained with respect to each such Unsold Major Foreign Territory and
          (y) the Estimated Value of each such Unsold Major Foreign Territory (or if the major territories that were sold were sold in the aggregate for less than the aggregate amount contemplated for such territories under "Estimated Value," an amount equal to the product of the Estimated Value of the Unsold Major Foreign Territory and a fraction the numerator of which is the aggregate contract amount for the sold territories and the denomination of which is Estimated Value of those sold territories expressed in dollars; provided, however, that no Unsold Territory Credit shall be included in the Borrowing Base with respect to such item of Product unless (i) at least three of the territories listed in the definition "Unsold Major Foreign Territories" remain unsold and (ii) the Borrower shall have delivered to the Administrative Agent satisfactory evidence that it has concluded presales for at least three (3) of the territories listed in the definition "Estimated Value" (at least one of which shall be either France, Germany, Japan or the United Kingdom); further provided, that six months subsequent to Completion, no Unsold Territory Credit will be included in the Borrowing Base with respect to such item of Product and the amount of unsold territory credit shall be reduced upon the sale of such territory by an amount equal to the greater of the amount included in the Unsold Territory Credit for that territory and the actual amount of the sale."

     (E) Schedule 1.2 to the Credit Agreement is hereby amended by inserting the following in its proper place:


          Customer                                       Location      Territory              OFG Limit
          --------                                       --------      ---------              ---------
          Anderson Merchandisers (Walmart)               Domestic      USA                      500,000
          Crown Media                                    Domestic      USA                      500,000
          Egmont Entertainment                           Foreign       Netherland             1,000,000
          LAPTV Atlanta Partners                         Foreign       Latin America          1,000,000
          Oxygen                                         Domestic      USA                      500,000
          Premium Movie Partnership                      Foreign       Australia                250,000
          Presidio Corporation                           Foreign       Japan                    500,000
          Spentzos Film                                  Foreign       Greece                   500,000
          Telecine                                       Foreign       Brazil                   500,000


     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Administrative Agent, the Issuing Bank and the Lenders which, in the aggregate, hold the minimum percentage of the aggregate Credit Exposure required pursuant to Section 13.11 of the Credit Agreement (the date on which such condition has been satisfied being herein called the "Effective Date").

     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 5. Further Assurances. At any time and from time to time, upon the Administrative Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section  6.   Fundamental   Documents.   This  Amendment  is  designated  a
Fundamental Document by the Administrative Agent.

     Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 10. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

     Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

                              BORROWER:

                              FIRST LOOK MEDIA, INC. (formerly known as OVERSEAS FILMGROUP, INC.)



                              By: /s/  William F. Lischak
                                  ____________________________________
                                     Name: William F. Lischak
                                     Title:

                              GUARANTORS:
                              INTRASTATE FILM DISTRIBUTORS, INC.



                               By: /s/  William F. Lischak
                                  ____________________________________
                                     Name: William F. Lischak
                                     Title:

                              FIRST LOOK MUSIC, INC. (formerly known as
                              JACARANDA MUSIC, INC.)



                               By: /s/  William F. Lischak
                                  ____________________________________
                                     Name: William F. Lischak
                                     Title:

                              WALRUS PICTURES, INC.



                               By: /s/  William F. Lischak
                                  ____________________________________
                                     Name: William F. Lischak
                                     Title:

                              ALIEN TOWERS, INC.



                               By: /s/  William F. Lischak
                                  ____________________________________
                                     Name: William F. Lischak
                                     Title:

                              CODE 99 PRODUCTIONS, INC.



                               By: /s/  William F. Lischak
                                  ____________________________________
                                     Name: William F. Lischak
                                     Title:

                              MAP PRODUCTIONS, INC.



                              By: /s/  William F. Lischak
                                  ____________________________________
                                     Name: William F. Lischak
                                     Title:

                               LENDERS:

                               JPMORGAN CHASE BANK
                               (formerly known as The Chase Manhattan Bank),
                                Individually and as Administrative Agent and Issuing Bank



                               By: /s/ Dennis Hefferman
                                   ____________________________________
                                     Name:  Dennis Hefferman
                                     Title: Vice President

                               BNP PARIBAS



                               By: /s/ C. Bettles
                                   ____________________________________
                                     Name:  C. Bettles
                                     Title:  Managing Director


                               By:  /s/ Tjalling Terpstra
                                   ____________________________________
                                     Name:  Tjalling Terpstra
                                     Title:  Director

                               BANKGESELLSCHAFT BERLIN AG



                               By:  /s/ Herc van Wyk
                                    ____________________________________
                                     Name: Herc van Wyk
                                     Title: Director



                               By:  /s/ Gabriela Sarafjan
                                    ____________________________________
                                     Name: Gabriela Sarafjan
                                     Title: Manager

                               CITY NATIONAL BANK



                               By: /s/ Norman B. Starr
                                   ____________________________________
                                     Name: Norman B. Starr
                                     Title:Senior Vice President

                               COUTTS & CO.



                               By: /s/  C. P. Collins
                                   ____________________________________
                                     Name: C. P. Collins
                                     Title:  Commercial Banker

                               COMERICA BANK - CALIFORNIA



                               By:  /s/  Carmen Carpenter
                                    ____________________________________
                                     Name:  Carmen Carpenter
                                     Title:  Vice President

                               VEREINS-UND WESTBANK AG



                               By:  /s/  A. Druskeit
                                    ____________________________________
                                     Name: A. Druskeit
                                     Title: Assistant Vice President